SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [  ]  Definitive Proxy Statement

     [  ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          ENCIBAR, INC.
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [  ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

                             ENCIBAR, INC.
                         131 N.W. 13th Street
                       Boca Raton, Florida 33432



                            PROXY STATEMENT

                            _______________


     Regarding an Amendment to the Articles of Incorporation
                   Reflecting a Change of Name

                            _______________













Approximate date of Mailing of this Proxy Statement: March 30, 2001

                              INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Encibar, Inc., a Utah corporation (the "Company"), to stockholders in connection with a resolution of the Board of Directors providing for an amendment to the Articles of Incorporation changing the name of the Company to "VersaCOM International, Inc." to be voted upon at a special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 131 N.W. 13th Street, Boca Raton, Florida, on April 9, 2001, at 2:00 o'clock p.m., Eastern Standard Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Proxy are first being mailed to stockholders on or about March 30, 2001.

     This amendment is the only matter to be presented to the stockholders.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

      The cost of preparing, printing and mailing each of the enclosed documents and of the solicitation of proxies by the Company will be borne by the Company. The total estimated expenses shall be approximately $5,000, including legal fees. Solicitation will be made by mail and/or follow-up telephone calls. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock(the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed March 9, 2001, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there are or will be 11,396,690 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

                     PROXIES AND REVOCABILITY OF PROXIES

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

     (i) Filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to 131 N.W. 13th Street, Boca Raton, Florida 33432, John M. Kaiser, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

                     DISSENTERS' RIGHT OF APPRAISAL

     The Utah Revised Business Corporation Act does not provide for dissenter's rights of appraisal in connection with a change of name of a Utah corporation. Accordingly, stockholders will not have appraisal rights with respect to the proposed change of the Company's name.

         INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

     The securities that are entitled to vote at the Meeting consist of 11,396,690 shares of $0.001 par value Common Stock of the Company. Each share of Common Stock is entitled to one vote. The number of outstanding shares of Common Stock at the close of business on March 9, 2001, the record date for determining stockholders entitled to notice of and to vote on the amendment to the Company's Articles of Incorporation, are or will be 11,396,690, held by approximately 600 stockholders.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

     To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Company's Common Stock as of the date hereof, and the share holdings of management, to wit:

                                                                  Approximate
                                             Amount and Nature      Percent
                                               of Beneficial          of
     Name                    Title               Ownership           Class

John M. Kaiser      President, CEO           4,100,000           36%
                    and Director

John Sugrue              Vice President and         750,000             7%
                    Director

Fred A. Schwartz         COO, Secretary and         580,000             5%
                    Director

Richard Libutti          CFO and Director            25,000            .2%


All directors and executive                      5,455,000          48.2%
officers as a group (4)

Contractual Arrangements Regarding Changes in Control Previously
and Since the Beginning of the Last Fiscal Year.
------------------------------------------------

      Pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated March 7, 2001, and deemed to have been closed as of March 9, 2001, between the Company; VersaCOM International, Inc., a Florida corporation ("VersaCOM-Florida"), and the stockholders of VersaCOM-Florida (sometimes collectively called the "VersaCOM-Florida Stockholders"), the VersaCOM-Florida Stockholders became the controlling stockholders of the Company in a transaction viewed as a reverse acquisition, pursuant to which VersaCOM-Florida will become a wholly-owned subsidiary of the Company. The Agreement was treated as a recapitalization of the Company for accounting purposes. The VersaCOM-Florida Stockholders were deemed to be "stockholders of record" at the closing of the Agreement.

      The Agreement was adopted, ratified and approved by the Board of Directors of the Company at a special meeting held on March 7, 2001.

      The former principal stockholders of the Company and their percentage of ownership of the outstanding voting securities of the Company prior to the completion of the Agreement were: Sarah Edson Jenson, former President and Director, owned 260,000 shares of the Company (13.7%); Lisa Howells, former Secretary/Treasurer and Director, owned 260,000 shares of the Company (13.7%); Vickie Rosenkrantz Jenson, former Director, owned 260,000 shares of the Company (13.7%); and Jenson Services, Inc., owned 987,500 shares of the Company (51.9%).

      The source of the consideration used by the VersaCOM-Florida Stockholders to acquire their respective interests in the Company was the exchange of 100% of the outstanding Common Stock of VersaCOM-Florida pursuant to the Agreement.

      The basis of the "control" by the VersaCOM-Florida Stockholders is stock ownership.

     Further information regarding the Agreement will be contained in an 8-K Current Report dated March 9, 2001, which will be filed with the Securities and Exchange commission on or about March 26, 2001.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
                 AND VOTE REQUIRED FOR APPROVAL

     The purpose of the amendment to change the name of the Company to "VersaCOM International, Inc." is to give the Company a name that reflects its present business operations as being conducted by the Company's wholly-owned subsidiary, VersaCOM-Florida.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Quorum and Voting.
------------------

     In accordance with the Utah Revised Business Corporation Act, an amendment must be adopted by persons owning a majority of the outstanding voting securities; accordingly, persons who own in excess of a majority of the outstanding voting securities of the Company will be required to be present to constitute a quorum, and persons owning in excess of a majority of the outstanding voting securities of the Company will be required to vote in favor of the name change or this proposal will not be adopted.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

                  TRANSFER OF STOCK CERTIFICATES

     Subject to adoption of the amendment, on or after April 9, 2001, stockholders may forward their stock certificates to Atlas Stock Transfer, 5899 South State Street, Murray, Utah 84107; Telephone (801) 266-7151, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                    By Order of the Board of Directors,

March 20, 2001                John M. Kaiser
Boca Raton, Florida            President and Director

                              PROXY
             FOR A SPECIAL MEETING OF STOCKHOLDERS OF
                           ENCIBAR, INC.
                  TO BE HELD APRIL 9, 2001

     By completing and returning this Proxy to Encibar, Inc. (the "Company"), you will be designating John M. Kaiser, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below.

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

     PROPOSAL 1 - CHANGE OF NAME:   Shall the name of the Company be changed
to "VersaCOM International, Inc."?

                                   YES       NO        ABSTAIN

                                   ___       ____      ____


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated March 20, 2001, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s)). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 2001              _________________________________
                                        Name of stockholder (Please print
                                          legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of March 9, 2001, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be
presented at the Meeting.    If no direction is indicated on a Proxy that is
executed and returned to the Company, it will be voted "FOR" the change of name of the Company. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Kaiser the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                          ENCIBAR, INC.

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                     TO BE HELD APRIL 9, 2001

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a meeting of the stockholders of Encibar, Inc., a Utah corporation (the "Company"), will be held at 131 N.W. 13thStreet, Boca Raton, Florida 33432, on April 9, 2001, at 2:00 p.m., Eastern
Standard Time (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes:

     1. To amend the Company's Articles of Incorporation to change the name of the Company to "VersaCOM International, Inc."; and

     2. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting. A list of stockholders will be available for inspection by the stockholders at the headquarters of the Company at 131 N.W. 13th Street, Boca Raton, Florida 33432.

                                   By Order of the Board of Directors


                                   John M. Kaiser
                                   President and Director

March 20, 2001
Boca Raton, Florida